Exhibit 99.1

News Release
For Immediate Release
Company Contact:
Jack Collins, Investor Relations
Phone: (405) 702-7460
Website: www.qrcp.net

Quest Resource Provides Additional Detail on Pinnacle Gas Resources Merger
OKLAHOMA CITY — March 4, 2008 — Quest Resource Corporation (NASDAQ: QRCP) today provided additional detail on certain of the assumptions provided by Pinnacle Gas Resources, Inc. (NASDAQ: PINN) to Quest and Quest’s financial advisor, Friedman, Billings, Ramsey & Co., Inc. in connection with Quest’s proposed merger with Pinnacle. In addition, Quest has prepared a comprehensive presentation describing the strategic rationale and financial benefits of the Pinnacle merger that can be accessed on its website www.qrcp.net and that was filed with the SEC on February 12, 2008 on Form 8-K. Quest management plans to meet with institutional investors after its preliminary joint proxy statement/prospectus receives clearance from the Securities and Exchange Commission and the date of the special meeting of Quest shareholders vote is set.
Pinnacle Gas Resources, Inc. Assumptions
A factor in the evaluation of the proposed merger was based upon the midpoint of the assumption ranges set forth below, except for the NYMEX Gas Price (as set at the Henry Hub delivery point) and NYMEX Differentials, which are not stated as ranges. Quest management believes that there is a reasonable basis to project that these assumptions will be realized in the ranges provided, assuming the NYMEX Gas Prices and NYMEX Differentials are realized. NYMEX Gas Prices and NYMEX Differentials (which is the assumed differential between NYMEX Gas Price and the CIG, Rocky Mountain price) are assumptions that were used and agreed to by Quest and Pinnacle for purposes of analyzing the relative values of the companies and used by Quest in its determination of fairness of the transaction from a financial point of view. Quest management believes that there is a reasonable basis for the use of these ranges of prices and differentials, but, due to market conditions and other factors outside its control, the actual prices and differentials will be different and those differences may be material. On March 3, 2008, the closing spot price at Henry Hub was $9.07/MMBtu and the differential from the CIG, Rocky Mountain price was $1.12/MMBtu.

	Year Ended December 31,		% Change
	2008E	2009E	(Midpoint)
Net Gas Production (MMcf/d)	14.4 - 15.1	25.8 - 27.1	79%
Other Revenues ($mm)	1.9 - 2.0	2.0 - 2.1	8%
Total Operating Expenses ($mm)	20.8 - 21.9	31.3 - 32.9	50%
Adjusted EBITDA ($mm)	17.0 - 17.9	35.3 - 37.1	107%
Capital Expenditures ($mm)	45.1 - 47.5	60.8 - 63.9	35%
Net Interest Expense ($mm)	0.6 - 0.7	2.9 - 3.0	348%
NYMEX Gas Price ($/MMBtu)	8.00	8.00	0%
NYMEX Differential ($/MMBtu)	1.15	1.15	0%

Management Comment
“We believe the combination with Pinnacle provides compelling immediate and long-term financial benefits to Quest shareholders at natural gas prices well below the current NYMEX futures strip. The merger will create a geographically diversified coalbed methane (CBM) focused company with significant reserve potential. In addition, Pinnacle will provide the combined company with significant additional unconventional resource opportunities that can be developed to grow Quest Energy Partners, L.P. without undue reliance on third-party acquisitions. Our experience drilling approximately 1,200 shallow, multi-seam CBM wells in the Cherokee Basin over the past two years makes us uniquely suited to join with Pinnacle and develop its large undeveloped acreage position and deliver rapid production, EBITDA, and reserve growth,” said Jerry D. Cash, Quest’s Chairman, President and Chief Executive Officer.
About Quest Resource Corporation
Quest Resource Corporation is a fully integrated E&P company that owns 100% of the general partner and a 57% limited partner interest in Quest Energy Partners, L.P. and 85% of the general partner and a 36% limited partner interest in Quest Midstream Partners, L.P. Quest Resource operates and controls Quest Energy Partners and Quest Midstream Partners through its ownership of their general partners. For more information, visit the Quest Resource website at www.qrcp.net.
Quest Energy Partners, L.P. (NASDAQ: QELP) was formed by Quest Resource Corp. to acquire, exploit and develop natural gas and oil properties and to acquire, own, and operate related assets. The partnership owns more than 2,300 wells and is the largest producer of natural gas in the Cherokee Basin, which is located in southeast Kansas and northeast Oklahoma and holds a drilling inventory of nearly 2,100 locations. For more information, visit the Quest Energy Partners website at www.qelp.net.
Quest Midstream Partners, L.P. was formed by Quest Resource Corp. to acquire and develop transmission and gathering assets in the midstream natural gas and oil industry. The partnership owns approximately 1,900 miles of natural gas gathering pipelines and over 1,100 miles of interstate natural gas transmission pipelines in Oklahoma, Kansas, and Missouri. For more information, visit the Quest Midstream Partners website at www.qmlp.net.
Forward-Looking Statements
Opinions, forecasts, projections or statements other than statements of historical fact, are forward-looking statements that involve risks and uncertainties. Forward-looking statements in this announcement are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although Quest believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In particular, the forward looking statements made in this release are based upon a number of financial and operating assumptions that are subject to a number of risks, including the uncertainty involved in exploring for and developing new natural gas reserves, the sale prices of natural gas and oil, labor and raw material costs, the availability of sufficient capital resources to carry out the corporation’s anticipated level of new well development and construction of related pipelines, environmental issues, weather conditions, competition and general market conditions. Actual results may differ materially due to a variety of factors, some of which may not be foreseen by Quest. In addition, there can be no assurance that the merger of Quest and Pinnacle will be approved by their respective shareholders. These risks, and other risks are detailed in Quest’s filings with the Securities and Exchange Commission, including risk factors listed in Quest’s latest annual report on Form 10-K and other periodic filings, and its registration statement on Form S-4 filed with the Securities and Exchange Commission on February 7, 2008 (File No. 333-149094). You can find Quest’s filings with the Securities and Exchange Commission at www.qrcp.net or at www.sec.gov. By making these forward-looking statements, Quest undertakes no obligation to update these statements for revisions or changes after the date of this release.
Important Additional Information will be Filed with the SEC
QUEST AND PINNACLE WILL FILE A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION, AND QUEST HAS FILED A REGISTRATION STATEMENT ON FORM S-4 WITH THE SEC ON FEBRUARY 7, 2008 (File No. 333-149094). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE

DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING QUEST, PINNACLE AND THE MERGER OF QUEST AND PINNACLE. A DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WILL BE SENT TO SECURITY HOLDERS OF QUEST SEEKING THEIR APPROVAL OF THE ISSUANCE OF QUEST COMMON STOCK IN THE MERGER AND TO THE SECURITY HOLDERS OF PINNACLE SEEKING THEIR APPROVAL OF THE MERGER. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND OTHER DOCUMENTS FILED BY QUEST AND PINNACLE WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV.
THIS PRESS RELEASE IS NOT A SOLICITATION OF A PROXY FROM ANY SECURITY HOLDER OF QUEST OR PINNACLE AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.
THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO QUEST) MAY ALSO BE OBTAINED FOR FREE FROM QUEST BY DIRECTING A REQUEST TO QUEST, 210 PARK AVENUE, SUITE 2750, OKLAHOMA CITY, OKLAHOMA, ATTENTION JACK COLLINS; TELEPHONE: (405) 702-7460; E-MAIL: JCOLLINS@QRCP.NET.
THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO PINNACLE) MAY ALSO BE OBTAINED FOR FREE FROM PINNACLE BY DIRECTING A REQUEST TO PINNACLE GAS RESOURCES, INC., I E. ALGER, SHERIDAN, WYOMING 82801, ATTENTION: RONALD BARNES; TELEPHONE: (307) 673-9710; E-MAIL: RBARNES@PINNACLEGAS.COM.
Quest, its directors and executive officers, certain members of its management and certain of its employees may be considered “participants in the solicitation” of proxies from Quest’s stockholders in connection with the merger. Information regarding such persons and a description of their interest in the merger is contained in the preliminary joint proxy statement/prospectus filed by Quest with the SEC on February 7, 2008 (the “Preliminary Joint Proxy Statement/Prospectus”). You may obtain a free copy of the Preliminary Joint Proxy Statement/Prospectus at the SEC’s website at www.sec.gov. Information concerning beneficial ownership of Quest stock by its directors and certain of its executive officers is also included in the Preliminary Joint Proxy Statement/Prospectus.
Pinnacle, its directors and executive officers, certain members of its management and certain of its employees may be considered “participants in the solicitation” of proxies from Pinnacle’s stockholders in connection with the merger. Information regarding such persons and a description of their interest in the merger is contained in the Preliminary Joint Proxy Statement/Prospectus. Information concerning beneficial ownership of Pinnacle stock by its directors and certain of its executive officers is also included in the Preliminary Joint Proxy Statement/Prospectus.
Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA is defined as net income (loss) plus:
• net interest expense;
• depreciation, depletion and amortization expense;
• gain (loss) on sale of assets;
• provision for impairment of gas and oil properties;
• cumulative effect of accounting change, net of tax; and
• change in derivative fair value.
Although Adjusted EBITDA is not a measure of performance calculated in accordance with generally accepted accounting principles, or GAAP, Quest considered it an important measure of Pinnacle’s performance. Adjusted EBITDA is not a substitute for the GAAP measures of earnings or cash flow and is not necessarily a measure of our ability to fund our cash needs. In addition, it should be noted that companies calculate Adjusted EBITDA differently, and therefore Adjusted EBITDA as presented herein may not be comparable to Adjusted EBITDA reported by other companies. Adjusted EBITDA has material limitations as a performance measure because it excludes, among other things, (a) interest expense, which is a necessary element of our business to the extent that we incur debt, (b) depreciation, depletion, amortization and accretion, which are necessary elements of our business because we use capital assets, (c) impairments of oil and gas properties, which may at times be a material element of our business, and (d) income taxes, which may become a material element of our operations in the future. Because of its limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business.
A reconciliation of the midpoint of the assumed Pinnacle Adjusted EBITDA in 2008 and 2009 to net income in those periods is as follows:

	Year Ended December 31, ($mm)
	2008E	2009E
Net Income	8.0	17.5
Add: Net Interest Expense	0.7	3.0
Add/Less: Change in unrealized derivative value	0.0	0.0
Add: Asset retirement obligation	0.0	0.0
Add: Depreciation, depletion, and amortization	8.8	15.7
Add: Impairment of oil and gas properties	0.0	0.0

Adjusted EBITDA	17.5	36.2